Supplement Dated September 23, 2009 to the

Prospectus Dated June 26, 2009 and revised July 7, 2009

of Javelin Exchange-Traded Trust

on behalf of its

JETS Dow Jones Islamic Market International Index Fund

This Supplement updates certain information contained in the above-dated Prospectus of the Javelin Exchange-Traded Trust (the “Trust”). You may obtain a copy of the Trust’s Prospectus free of charge, upon request, by calling toll-free 1-866-528-0029, by visiting the Trust’s website at www.jetsetfs.com, or by writing to JETS Exchange-Traded Funds, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Insert after the last sentence in footnote 2 under the Fee Table on page 6 of the Prospectus:

As of September 10, 2009, Javelin Investment Management, LLC has contractually agreed to waive its management fee and/or pay certain operating expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.68% of average net assets per year, at least until April 30, 2010.

Insert after the last sentence under “Investment Adviser” on page 7:

Javelin Investment Management, LLC has contractually agreed to waive its management fee and/or pay certain operating expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.68% of average net assets per year, at least until April 30, 2010.

Supplement Dated September 23, 2009 to the

Statement of Additional Information Dated June 26, 2009 and revised July 7, 2009 of Javelin Exchange-Traded Trust

on behalf of its

JETS Dow Jones Islamic Market International Index Fund

This Supplement updates certain information contained in the above-dated Statement of Additional Information (“SAI”) of the Javelin Exchange-Traded Trust (the “Trust”). You may obtain a copy of the SAI or the Trust’s Prospectus free of charge, upon request, by calling toll-free 1-866-528-0029, by visiting the Trust’s website at www.jetsetfs.com, or by writing to JETS Exchange-Traded Funds, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Insert after the last sentence of the second paragraph under the heading “Investment Advisory and Sub-Advisory Agreement” on page 21:

As of September 10, 2009, Javelin Investment Management, LLC has contractually agreed to waive its management fees and/or pay certain operating expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.68% of average net assets per year, at least until April 30, 2010.